                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported): April 16, 1999


                        Zenith Electronics Corporation
                        ------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                         1-4115                   36-1996520
------------------------         ------                   ----------
(State or jurisdiction           (Commission File         (IRS Employer
of incorporation)                Number)                  Identification No.)


1000 Milwaukee Avenue
Glenview, Illinois                            60025-2493
------------------                            ----------
(Address of principal executive offices)      (Zip Code)

Registrant's Telephone Number,
Including area code                         (847) 391-7000
                                            --------------

                                Not Applicable
                                --------------
            (Former name and address, if changed since last report)
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Item 5.    Other Events
           ------------

(a) On April 29, 1999, Zenith Electronics Corporation (the "Company") was informed by LG Electronics Inc., a corporation organized under the laws of the Republic of Korea ("LGE"), that on April 28, 1999, LGE had acquired 26,095,200 shares of Common Stock of the Company from its affiliate, LG Semicon Co., Ltd., a corporation organized under the laws of the Republic of Korea ("LG Semicon"), and the associated Common Stock purchase rights. The Company was informed that the aggregate purchase price for such shares was 10 Korean Won (approximately US$0.01). Such transaction has been reported by LGE in its Amendment No. 12 to its Tender Offer Statement on
     Schedule 14D-1 and Schedule 13D dated July 21, 1995, as amended. As a result of this transfer, LGE owns approximately 55.3% of the outstanding Common Stock of the Company.

(b) On April 16, 1999, LGE informed the Company that it had received a demand for repayment under LGE's guarantee of the Company's $30 million demand loan note payable to Credit Agricole Indosuez, Seoul Branch. LGE further informed the Company that on April 20, 1999, it had made payment in full against its guarantee under such demand. Such payment by LGE gives rise to a claim by LGE against the Company under the Reimbursement Agreement dated as of November 3, 1997 between LGE and the Company (incorporated by reference as Exhibit 10ak to the Company's Registration Statement on Form S-4, file no. 333-61057)

(c) Effective as of April 19, 1999, the Company entered into a Second Amendment and Waiver to the Amended and Restated Credit Agreement dated as of June 29, 1998, among the Company, the Lenders, Citibank, N.A. as issuing bank and Citicorp North America, Inc. as agent (incorporated by reference as Exhibit 4a to the Company's Registration Statement on Form S-4, file no. 333-61057). The terms of such amendment extend the maturity date of the facility to the earlier of the bankruptcy filing by the Company or August 31, 1999.



Item 7.    Financial Statements, Pro Forma Financial
           ------------------------------------------
           Information and Exhibits
           ------------------------
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(d)  The exhibits accompanying this report are listed in the accompanying
     Exhibit Index.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH ELECTRONICS CORPORATION

                                       By: /s/ Richard F. Vitkus
                                           ---------------------------------
                                           Richard F. Vitkus
                                           Senior Vice President, General
                                             Counsel and Secretary

Date:  May 3, 1999

                                 Exhibits Index
                                 --------------


     Exhibit
     Number    Exhibit Description
     ------    -------------------




     10as      Second Amendment and Waiver to Amended
               and Restated Credit Agreement effective
               as of April 19, 1999 among Zenith
               Electronics Corporation, the Lenders,
               Citibank, N.A. as issuing bank and
               Citicorp North America, Inc. as agent